--------------------------------------------------------------------------------
            C E N T R A L   S E C U R I T I E S   C O R P O R A T I O N





                                   -----------






                            SEVENTIETH ANNUAL REPORT



                                      1998
--------------------------------------------------------------------------------

                               SIGNS OF THE TIMES


     "It was about the year 1688 that the word stockjobber was first heard in London. In the short space of four years a crowd of companies, every one of which confidently held out to subscribers the hope of immense gains, sprang into existence: the Insurance Company, the Paper Company, the Lutestring Company, the Pearl Fishery Company, the Glass Bottle Company, the Alum Company,
the Blythe Coal Company, the Swordblade Company. . . .


     "Extensive combinations were formed, and monstrous fables were circulated, for the purpose of raising or depressing the price of shares. Our country witnessed for the first time those phenomena with which a long experience has made us familiar. A mania of which the symptoms were essentially the same with those of the mania of 1720, of the mania of 1825, of the mania of 1845, seized the public mind. An impatience to be rich, a contempt for those slow but sure gains which are the proper reward of industry, patience and thrift, spread through society." (Thomas Babington Macaulay, HISTORY OF ENGLAND.)

                                  -----------
[Excerpts from an interview of George Soros by Jeff Madrick]


     "JM: You call the current faith in free-market ideology `market fundamentalism.' That has overtones of religiosity, absolutism, coercion.


     "GS: Because we are disappointed with the policies of governments -- and with plenty of justification -- we tend to idealize the market as something that can take care of everything. And just as Marx claimed communism was based on a scientific theory of history, market fundamentalism relies on an allegedly scientific economic theory. Basically, I think it was Ronald Reagan and Margaret Thatcher who were the main movers in adopting a vulgarized version of laissez-faire economics, turning it into a kind of fundamentalist position.


     "JM: What do you mean by vulgarized?


     "GS: Simplified, in the sense that Reagan spoke of the magic of the marketplace, and distorted, because it claims that markets are perfect. Equilibrium applies BEST only to markets which deal with known quantities. But financial markets deal with quantities that are not only largely unknown but unknowable. They discount a future which is contingent on how the financial markets ASSESS it at present. The appropriate concept, in my view, is reflexivity, not equilibrium. Reflexive processes are not just unpredictable, they are genuinely indeterminate because the outcomes depend on the predictions that investors have made. The process may be self-correcting, in which case you tend toward equilibrium, or it can be initially self-reinforcing but eventually self-defeating, in which case you have a boom and a bust." ("The International
Crisis: An Interview," THE NEW YORK REVIEW, January 14, 1999.)


                                     [ 2 ]

                               SIGNS OF THE TIMES


     "The present crisis is not the result of market failure. Rather, it is the result of governments intervening in or seeking to supersede the market, both internally via loans, subsidies, or taxes and other handicaps, and externally via the IMF, the World Bank and other international agencies. We do not need more powerful government agencies spending still more of the taxpayers' money, with limited or nonexistent accountability. That would simply be throwing good money after bad. We need government, both within the nations and internationally, to get out of the way and let the market work. The more that people spend or lend their own money, and the less they spend or lend taxpayer money, the better." (Milton Friedman, THE WALL STREET JOURNAL, October 13, 1998.)

                                  -----------
     "They were the world's richest and shrewdest investors, and they rode a wave of globalization to buy bonds in a promising developing country. When the country defaulted, they were livid.

     "`There should be lunatic asylums for nations as well as individuals,' one investor wrote in The Morning Post of London, denouncing the defaulting country as `a nation with whom no contracts can be made.'

     "It all sounds a bit familiar, but the year was 1842 and the developing country was the United States. After defaults by Maryland, Pennsylvania, Mississippi and Louisiana, the entire United States was blacklisted and scorned on global markets, with Americans barred from the best London clubs and the Rothschilds warning bitterly that America would be unable to `borrow a dollar, not a dollar.'

     "Globalization, in other words, may not be quite as fresh as it sometimes seems. Since at least the 13th century, when Florentine merchants lent money to the English to pay for King Edward I's wars, international capital has roamed the world in search of high returns. (The start was inauspicious: England defaulted, causing the collapse of two Florentine banks.)" (Nicholas D. Kristof, THE NEW YORK TIMES, September 20, 1998.)

                                 -----------
     "Finally, there is somewhat of a silver lining, if one can call it that, in the debilitating set of crises we have experienced in the past eighteen months. First, while over the longer run, it will be essential to have significantly improved systems to oversee lending and borrowing by financial intermediaries, and incentives to dissuade excess leverage in general, in the short run, there will be little need. If anything, lenders are likely to be overcautious.

     "Secondly, some of the spectacular equity-driven American and European capital gains of the middle 1990s diversified as unproductive capital flows to some emerging market economies. Such capital flows, arguably a key factor in the crisis, are unlikely to be repeated in the near future." (Alan Greenspan, November 5, 1998.)


                                     [ 3 ]

                        CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the Securitiesand Exchange Commission under the provisions of the Investment
                         Company Act of 1940.)


                           TEN YEAR HISTORICAL DATA



                                                 Per Share of Common Stock
                                     -------------------------------------------------
                                                                            Distribu-
                                                                             tions(B)
                                                                             declared
                                                                  Divi-        from
                        Convertible                             dends(B)    long-term
                         Preference                             declared    investment
            Total         Stock at       Net          Net       from net     gains or    Net realized      Unrealized
             net        liquidation     asset     investment   investment    capital      investment      appreciation
Year        assets       preference     value      income(A)     income      surplus    gains (losses)   of investments
------ --------------- ------------- ----------- ------------ ------------ ----------- ---------------- ---------------
1988    $118,930,727    $10,072,150   $  11.77                                                           $ 25,718,033
1989     129,376,703     10,034,925      12.24      $  .17       $  .35     $  .65*      $    661,161      38,661,339
1990     111,152,013     10,027,050      10.00         .17          .20        .50*        (2,643,394)     25,940,819
1991     131,639,511     10,022,100      11.87         .14          .14        .56*         7,321,233      43,465,583
1992     165,599,864     10,019,000      14.33         .12          .20        .66          8,304,369      70,586,429
1993     218,868,360      9,960,900      17.90         .14          .18       1.42         16,407,909     111,304,454
1994     226,639,144      9,687,575      17.60         .23          .22       1.39         16,339,601     109,278,788
1995     292,547,559      9,488,350      21.74         .31          .33       1.60         20,112,563     162,016,798
1996     356,685,785      9,102,050      25.64         .27          .28       1.37         18,154,136     214,721,981
1997     434,423,053      9,040,850      29.97         .24          .34       2.08         30,133,125     273,760,444
1998     476,463,575      8,986,125      31.43         .29          .29       1.65         22,908,091     301,750,135

---------
A -Excluding gains or losses realized on sale of investments.
B -Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.
* Includes a non-taxable return of capital of $.56 in 1989, $.47 in 1990 and $.11 in 1991.

                                  -----------
     The Preference and Common Stocks are listed on the American Stock Exchange. On December 31, 1998, the market quotations were as follows:



   Convertible Preference Stock, $2.00 Series D .........   88 5/8 bid, 104 3/8 asked
   Common Stock .........................................   23 7/8 low, 24 3/8 high and
                                                                     last sale




                                     [ 4 ]

TO THE STOCKHOLDERS OF


     CENTRAL SECURITIES CORPORATION:


     Financial statements for the year 1998, as reported upon by our independent auditors, and other pertinent information are submitted herewith.


     Comparative market values of net assets are as follows:



                                                                           December 31,       December 31,
                                                                               1998               1997
                                                                         ----------------   ---------------
Net assets ...........................................................    $476,463,575       $434,423,053
Convertible Preference Stock at liquidation preference ...............      (8,986,125)        (9,040,850)
                                                                          ------------       ------------
Net assets applicable to Common Stock ................................    $467,477,450       $425,382,203
                                                                          ============       ============
Net asset coverage per share of Convertible Preference Stock .........    $   1,325.55       $   1,201.28
Net assets per share of Common Stock .................................           31.43              29.97
Pro forma net assets per share, reflecting conversion of the
  Convertible Preference Stock .......................................           29.44              28.14
   Shares of Convertible Preference Stock outstanding ................         359,445            361,634
   Shares of Common Stock outstanding ................................      14,872,742         14,191,745

     Comparative operating results are as follows:


                                                                      Year 1998         Year 1997
                                                                   ---------------   ---------------
Net investment income ..........................................   $4,775,728        $3,965,412
   Number of times Preferred dividend earned ...................         6.6               5.5
   Per share of Common Stock ...................................          .29*              .24*
Net realized gain on sale of investments .......................   22,908,091        30,133,125
Increase in net unrealized appreciation of investments .........   27,989,691        59,038,462
Increase in net assets resulting from operations ...............   55,673,510        93,136,999
Total net asset per share investment return ....................         13.8%             26.1%

---------
* Per-share data are based on the average number of Common shares outstanding during the year and are after recognition of the dividend requirement on the Convertible Preference Stock.


     The Corporation made two distributions to holders of Common Stock in 1998, a cash dividend of $.20 per share paid on June 26 and an optional distribution of $1.74 per share in cash, or one share of Common Stock for each 12 1/2 shares held, paid on December 21. The Corporation has been advised that of the $1.94 paid in 1998, $.29 represents ordinary income and the balance of $1.65 represents long-term capital gains. For Federal income tax purposes, separate notices have been mailed to stockholders. With respect to state and local taxes, the status of distributions may vary. Stockholders should consult with their tax advisors on this matter.


                                     [ 5 ]

     In the optional distribution paid in December, the holders of 62% of the outstanding shares of Common Stock elected to receive stock, and 705,475 Common shares were issued. As a result of the 1998 distributions to Common stockholders, the conversion rate of the Series D Preference Stock was increased to 3.652 in accordance with the provisions of the Certificate of Incorporation. During the year, 2,189 shares of Convertible Preference Stock were converted into 7,522 shares of Common Stock.


     During 1998 the Corporation repurchased 32,000 shares of its Common Stock on the American Stock Exchange at an average price per share of $23.91. It may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

                                  -----------
     Last year investors encountered a number of remarkable events including a collapse of commodity prices, the Russian default, the rescue of Long Term Capital Management (a firm with two Nobel Prize winners), an internet stock mania and the impeachment of the President. Against this background, stock market results were mixed. The S&P 500 Composite, dominated by the largest U.S. companies, increased by 28.6%. The Russell 2000 Index, which measures smaller companies below the top 1000, declined by 2.6%. The average domestic stock fund increased by 13.4%. More stocks declined than increased. The equity market reflected the demands of large mutual funds seeking to balance liquidity and diversification needs. They find investing in small companies cumbersome because of percentage ownership restrictions and the desire to limit their holdings to a manageable number of companies. So they have focused on large companies. As their new funds have flowed into the market, the prices of large company stocks have increased and attracted "momentum-following" investors. The stock market also reflected the prosperity of information or knowledge businesses. In contrast, industrial cyclical companies in the chemical, paper, steel and petroleum industries struggled. They were adversely affected by excess capacity and competitive pricing related, at least in part, to the Asian economic situation. In a larger context, this dichotomy may be related to the much discussed long-term evolution of the U.S. economy to an information/technology base, much as the industrial revolution replaced an agrarian society with factories.


     Central's investment turnover was low. We maintained significant weightings in the financial and technology sectors of the U.S. economy. Nine of our top ten holdings (see page 8) remained the same, although the rankings changed somewhat. The DII Group replaced M. A. Hanna, which was negatively affected by a number of issues including soft pricing for its plastic resins and colorants. In a management change late in the year former CEO Skip Walker returned to Hanna. We have confidence that he will be able to straighten things out. A significant management change also occurred at Plymouth Rock Assurance Co. Keith Rodney, one of the founders, chose to leave after sixteen years. We owe a sincere "thank you" to Keith for his contribution to the creation of significant intrinsic value for Central


                                     [ 6 ]
and the other Plymouth Rock stockholders. We wish him good fortune in his new endeavors. His duties have been taken up by Hal Belodoff, who had been running Palisades, Plymouth Rock's New Jersey subsidiary. We have been impressed with Hal's marketing savvy and cost-conscious approach. Founder Jim Stone remains in charge of Plymouth Rock but devotes much of his time to its investments in Direct Response Corporation and Homeowners Direct Corporation.


     Central made five new investments last year, the most significant of which were CalEnergy Company and Cincinnati Bell Inc. CalEnergy develops and owns power generation facilities worldwide. Our bet and management's is that the company can provide good shareholder returns, expanding as utility deregulation spreads. Cincinnati Bell is a local exchange carrier, which at year end spun off its outsourced billing and customer management subsidiary, Convergys Corporation. Our main interest like most investors is in Convergys, which has an opportunity for growth serving the wireless telecommunications industry. However, we hope Cincinnati Bell will prove to be a sleeper. Other additions, reductions and eliminations were set forth in shareholder reports.


     The words bubble, mania, crisis and collapse appeared more often last year than in any in recent memory. Monetary policy has been stimulative and fiscal policy neutral; the money supply has been growing at a ten-percent-plus rate and the Federal Government budget is balanced. Excess industrial capacity exists worldwide and inflation is low. The ratio of money to economic activity is high and redundant funds have been flowing into the financial markets. Some observers believe this has created an overvalued equity market and that the Federal Reserve should "burst the bubble" by raising interest rates. They suggest this course of action on the theory that a smaller decline now is better than a larger one later. Others, including Federal Reserve Governor Roger Ferguson, say that


    ...the Fed cannot target specific levels in equity markets. Equity prices are set by the give and take of supply and demand, with participants buying and selling based on their own information. Investors can and should be influenced by several factors, including expectations of corporate earnings, attractiveness of alternative investments, both domestic and international, differing valuations of underlying assets, and differing appetite for `ownership' risk as opposed to `creditor' risk.(1)


     In light of the above, we have been somewhat cautious. We continue, however, to search for good companies at sensible prices where we believe there is an opportunity for a substantial gain over a three- to five-year period. Our investment approach is one of investing in real businesses as opposed to trading stocks. We look for companies with good economic fundamentals and shareholder-oriented management. Our practice has been to keep a substantial portion of our assets in a small number of companies, with the balance


---------
(1) Remarks by Roger W. Ferguson, Member, Board of Governors, Federal Reserve System, January 3, 1999.

                                     [ 7 ]
invested in a broad general market portfolio. We believe the risk associated with this approach can be reduced through intimate knowledge of the companies in which we invest.

     Stockholders' inquiries are welcome.

                        CENTRAL SECURITIES CORPORATION


                           WILMOT H. KIDD, PRESIDENT
375 Park Avenue
New York, NY 10152
February 2, 1999



                              ------------------
                       CENTRAL'S TEN LARGEST INVESTMENTS


                                                     December 31, 1998
                                                   ---------------------    Year first
                                                     Cost        Value       acquired
                                                   --------   ----------   -----------
                                                        (millions)
Intel Corporation
  (Microprocessors) ............................    $  .8      $  49.8         1986
The Bank of New York Company, Inc.
  (Banking and Processing Services) ............      6.7         40.3         1993
American Management Systems, Inc.
  (Consulting and Systems Integration) .........     11.5         39.0         1984
The Plymouth Rock Company, Inc.
  (Insurance) ..................................      2.2         35.0         1982
Analog Devices, Inc.
  (Semiconductors) .............................      2.1         23.2         1987
Capital One Financial Corporation
  (Credit Cards) ...............................      3.0         23.0         1994
First Union Corporation
  (Banking) ....................................      4.3         18.2         1994
Household International, Inc.
  (Consumer Finance and Credit Cards) ..........      3.4         17.8         1992
Brady Corporation
  (Identification Products) ....................      2.8         16.2         1984
The DII Group Incorporated
  (Electronic Manufacturing Services) ..........      7.2         13.8         1996

                                      [ 8 ]

                          PRINCIPAL PORTFOLIO CHANGES

                        October 1 to December 31, 1998
                   (Common Stock unless specified otherwise)



                                                              Number of Shares
                                               ----------------------------------------------
                                                                                  Held
                                                 Purchased        Sold      December 31, 1998
                                               -------------   ---------   ------------------
The Bank of New York Company, Inc. .........                   100,000         1,000,000
Cabletron Systems, Inc. ....................        20,000                       200,000
CalEnergy Company, Inc. ....................       200,000                       200,000
Capital One Financial Corporation ..........                     2,000           200,000
Cincinnati Bell Inc. .......................       150,000                       150,000
Convergys Corporation ......................       150,000*                      150,000
First Union Corporation ....................                    24,500           300,000
Intel Corporation ..........................                    30,000           420,000
Kerr-McGee Corporation .....................        50,000                        50,000
Martin Color-Fi, Inc. ......................                   220,000                --
Morrison Knudsen Corporation ...............       228,000                       600,000
Peerless Systems Corporation ...............       127,500                       400,000
Vesta Insurance Group, Inc. ................                   120,000           200,000

---------
* Received in a spin-off from Cincinnati Bell Inc.

                                     [ 9 ]

                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1998


ASSETS:
   Investments:
      General portfolio securities at market value
        (cost $112,603,831) (Note 1)....................................   $380,015,200
      Securities of affiliated companies (cost $16,540,693)
        (Notes 1, 5 and 6) .............................................     50,879,459
      Short-term debt securities at cost plus accrued interest .........     46,319,871       $477,214,530
                                                                           ------------
   Cash and receivables:
      Cash .............................................................         15,889
      Dividends receivable .............................................        210,300            226,189
                                                                           ------------
   Office equipment and leasehold improvements, net ....................                            10,725
                                                                                              ------------
          Total Assets .................................................                       477,451,444
LIABILITIES:
   Payable for securities purchased ....................................        667,686
   Accrued expenses and reserves .......................................        320,183
                                                                           ------------
          Total Liabilities ............................................                           987,869
                                                                                              ------------
NET ASSETS .............................................................                      $476,463,575
                                                                                              ============
NET ASSETS are represented by:
   $2.00 Series D Convertible Preference Stock
     without par value at liquidation preference,
     $25.00 per share, authorized 4,000,000 shares;
     issued 359,445 (Note 2) ...........................................                      $  8,986,125
   Common Stock at par value, $1.00 per share, authorized
     30,000,000 shares; issued 14,904,742 (Note 2) .....................                        14,904,742
   Surplus:
      Paid-in ..........................................................   $149,891,022
      Undistributed net investment income ..............................        105,958
      Undistributed net gain on sales of investments ...................      1,590,583        151,587,563
                                                                           ------------
   Net unrealized appreciation of investments ..........................                       301,750,135
   Treasury stock, at cost (32,000 shares of
     Common Stock) (Note 2) ............................................                          (764,990)
                                                                                              ------------
NET ASSETS .............................................................                      $476,463,575
                                                                                              ============
NET ASSET VALUE PER COMMON SHARE .......................................                      $      31.43
                                                                                              ============

                See accompanying notes to financial statements.

                                     [ 10 ]

                            STATEMENT OF OPERATIONS


                     For the year ended December 31, 1998



INVESTMENT INCOME
Income:
   Dividends ...................................................   $4,436,805
   Interest ....................................................    2,517,895
   Miscellaneous income ........................................       43,750      $ 6,998,450
                                                                   ----------
Expenses:
   Investment research .........................................      614,836
   Administration and operations ...............................      614,285
   Employees' retirement plans .................................       97,220
   Custodian fees ..............................................       73,064
   Franchise and miscellaneous taxes ...........................      112,075
   Transfer agent and registrar fees and expenses ..............       42,260
   Rent and utilities ..........................................      165,112
   Listing, software and sundry fees ...........................      121,698
   Legal, auditing and tax fees ................................       67,284
   Stationery, supplies, printing and postage ..................       61,135
   Travel and telephone ........................................       35,386
   Directors' fees .............................................       73,100
   Insurance ...................................................       67,858
   Publications and miscellaneous ..............................       77,409        2,222,722
                                                                   ----------      -----------
Net investment income ..........................................                     4,775,728
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain from security transactions ...................   22,908,091
Net increase in unrealized appreciation of investments .........   27,989,691
                                                                   ----------
   Net gain on investments .....................................                    50,897,782
                                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ...................................................                   $55,673,510
                                                                                   ===========

                See accompanying notes to financial statements.

                                     [ 11 ]

                      STATEMENTS OF CHANGES IN NET ASSETS


                 For the years ended December 31, 1998 and 1997



                                                                               1998              1997
                                                                         ---------------   ---------------
FROM OPERATIONS:
   Net investment income .............................................   $  4,775,728      $  3,965,412
   Net realized gain on investments ..................................     22,908,091        30,133,125
   Net increase in unrealized appreciation of investments ............     27,989,691        59,038,462
                                                                         ------------      ------------
      Increase in net assets resulting from operations ...............     55,673,510        93,136,999
                                                                         ------------      ------------
DIVIDENDS TO STOCKHOLDERS FROM:
   Net investment income:
      Preference Stock ...............................................       (721,149)         (724,462)
      Common Stock ...................................................     (4,049,386)       (4,601,457)
   Net realized gain from investment transactions ....................    (23,441,444)      (28,220,809)
                                                                         ------------      ------------
      Decrease in net assets from distributions ......................    (28,211,979)      (33,546,728)
                                                                         ------------      ------------
FROM CAPITAL SHARE TRANSACTIONS: (Note 2)
   Distribution to stockholders reinvested in Common Stock ...........     15,344,081        18,147,197
   Cost of shares of Common Stock repurchased ........................       (764,990)               --
   Other capital transactions ........................................           (100)             (200)
                                                                         ------------      ------------
      Increase in net assets from capital share transactions .........     14,578,991        18,146,997
                                                                         ------------      ------------
          Total increase in net assets ...............................     42,040,522        77,737,268
NET ASSETS:
   Beginning of year .................................................    434,423,053       356,685,785
                                                                         ------------      ------------
   End of year (including undistributed net investment income
     of $105,958 and $98,593, respectively) ..........................   $476,463,575      $434,423,053
                                                                         ============      ============

                See accompanying notes to financial statements.

                                     [ 12 ]

                           STATEMENT OF INVESTMENTS

                               December 31, 1998

                          PORTFOLIO SECURITIES 90.4%
                  STOCKS (COMMON UNLESS SPECIFIED OTHERWISE)



  PRIN. AMT.                                                           MARKET
  OR SHARES                                                             VALUE
-------------                                                      --------------
                BANKING AND FINANCE 20.8%
  1,000,000      The Bank of New York Company, Inc. ............   $40,250,000
    200,000      Capital One Financial Corporation .............    23,000,000
    300,000      First Union Corporation .......................    18,243,750
    450,000      Household International, Inc. .................    17,831,250
                                                                   -----------
                                                                    99,325,000
                                                                   -----------
                CHEMICALS 4.5%
  1,000,000      Hanna (M. A.) Company .........................    12,312,500
    300,000      Rohm and Haas Company .........................     9,037,500
                                                                   -----------
                                                                    21,350,000
                                                                   -----------
                COMMERCIAL SERVICES 0.7%
    150,000      UniFirst Corporation ..........................     3,421,875
                                                                   -----------
                COMPUTER SOFTWARE & SERVICES 11.0%
    975,000      American Management Systems, Inc.(a) ..........    39,000,000
    200,000      Cabletron Systems, Inc.(a) ....................     1,675,000
    150,000      Convergys Corporation(a) ......................     3,187,500
    100,000      Electronic Data Systems Corporation ...........     5,018,750
    400,000      Peerless Systems Corporation(a) ...............     3,400,000
                                                                   -----------
                                                                    52,281,250
                                                                   -----------
                DATA PROCESSING 2.9%
    600,000      The Reynolds and Reynolds Company
                Class A ........................................    13,762,500
                                                                   -----------
                ELECTRONICS 20.2%
    740,000      Analog Devices, Inc.(a) .......................    23,217,500
    600,000      The DII Group Incorporated ....................    13,800,000
    420,000      Intel Corporation .............................    49,796,250
    465,000      Watkins-Johnson Company(b) ....................     9,474,375
                                                                   -----------
                                                                    96,288,125
                                                                   -----------
                ENERGY 3.0%
     50,000      Kerr-McGee Corporation ........................     1,912,500
    300,000      Murphy Oil Corporation ........................    12,375,000
                                                                   -----------
                                                                    14,287,500
                                                                   -----------
                ENGINEERING AND CONSTRUCTION 1.2%
    600,000      Morrison Knudsen Corporation(a) ...............     5,850,000
                                                                   -----------

                                     [ 13 ]

 PRIN. AMT.                                                          MARKET
 OR SHARES                                                            VALUE
-----------                                                      --------------
              HEALTH CARE 0.3%
  150,000      MGI Pharma, Inc.(a) ...........................   $ 1,462,500
                                                                 -----------
              HOUSEHOLD PRODUCTS 2.8%
  366,100      Church & Dwight Co., Inc. .....................    13,156,718
                                                                 -----------
              INSURANCE 12.8%
   90,000      Allmerica Financial Corporation ...............     5,208,750
  266,666      Mutual Risk Management Ltd. ...................    10,433,307
   70,000      The Plymouth Rock Company, Inc.
              Class A(b)(c) ..................................    35,000,000
  220,000      Provident Companies, Inc. .....................     9,130,000
  200,000      Vesta Insurance Group, Inc. ...................     1,200,000
                                                                 -----------
                                                                  60,972,057
                                                                 -----------
              MANUFACTURING 3.4%
  600,000      Brady Corporation(d) ..........................    16,162,500
                                                                 -----------
              PAPER AND FOREST PRODUCTS 0.2%
   50,000      Deltic Timber Corporation .....................     1,018,750
                                                                 -----------
              TELECOMMUNICATIONS 3.6%
  150,000      Cincinnati Bell Inc. ..........................     2,550,000
  175,356      IXC Communications Corporation(a) .............     5,896,346
   10,743      IXC Communications Corporation 7 1/4%
              Junior Conv. Pfd. Due 2007(c) ..................     1,638,308
  300,000      Nextel Communications, Inc. Class A ...........     7,087,500
                                                                 -----------
                                                                  17,172,154
                                                                 -----------
              TRANSPORTATION 1.3%
  533,757      Transport Corporation of America, Inc.
              Class B(a)(b) ..................................     6,405,084
                                                                 -----------
              UTILITIES 1.5%
  200,000      CalEnergy Company, Inc. .......................     6,937,500
                                                                 -----------
              MISCELLANEOUS 0.2%
               Grumman Hill Investments, L.P.(a)(c) ..........     1,033,865
    5,000      Southeast Publishing Ventures, Inc.
              Series A Pfd.(a)(b)(c) .........................             0
               Steuart Petroleum Company One Warrant to
              Purchase Common Stock(a)(c) ....................             0
               Other investments .............................         7,281
                                                                 -----------
                                                                   1,041,146
                                                                 -----------
              Total Portfolio Securities
              (cost $129,144,524).............................   430,894,659
                                                                 -----------

                                     [ 14 ]

   PRIN. AMT.                                                               MARKET
    OR SHARES                                                                VALUE
----------------                                                       ----------------
                   SHORT-TERM DEBT INVESTMENTS 9.7%
 $  16,020,000      Chevron U.S.A. Inc. 5.37% due 1/25/99 ..........    $ 16,029,559
    20,660,000      Ford Motor Credit Corp. 4.82% - 5.09% due
                   1/04/99 - 1/11/99 ...............................      20,718,662
     9,556,000      General Electric Capital Corp. 5.36% due
                   1/19/99 .........................................       9,571,650
                                                                        ------------
                   Total Short-Term Investments
                   (cost $46,319,871)...............................      46,319,871
                                                                        ------------
                   Total Investments (100.1%)
                   (cost $175,464,395) .............................     477,214,530
                                                                        ------------
                   Liabilities, less cash, receivables and
                   other assets (0.1%) .............................        (750,955)
                                                                        ------------
                   Net Assets (100%) ...............................    $476,463,575
                                                                        ============

---------
(a) Non-dividend paying.
(b) Affiliate as defined in the Investment Company Act of 1940.
(c) Valued at estimated fair value.
(d) Formerly known as W. H. Brady, Inc.






                See accompanying notes to financial statements.

                                     [ 15 ]

                         NOTES TO FINANCIAL STATEMENTS


     1. SIGNIFICANT ACCOUNTING POLICIES -- The Corporation is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

    SECURITY VALUATION -- Securities are valued at the last sale price on December 31, 1998 or, if unavailable, at the closing bid price. Securities for which no ready market exists, including The Plymouth Rock Company, Inc. Class A Common Stock, are valued at estimated fair value by the Board of Directors. These estimated values may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. The estimated fair values, also, may differ from the values that would have been used had a liquid market existed, and such differences could be significant.

    FEDERAL INCOME TAXES -- It is the Corporation's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no Federal income taxes have been accrued.

    OTHER -- Security transactions are accounted for on the date the securities are purchased or sold, and cost of securities sold is identified by specific tax lot. Dividend income and distributions to stockholders are recorded on the ex-dividend date.


     2. PREFERENCE STOCK AND COMMON STOCK -- The Convertible Preference Stock is redeemable at the Corporation's option at $27.50 per share. Dividends are cumulative. Each share is convertible into 3.652 shares of Common Stock and 1,312,693 authorized but unissued Common shares have been reserved for issuance upon conversion. The Corporation issued 7,522 shares of Common Stock upon conversion of shares of Preference Stock in 1998.

      In the optional distribution paid on December 21, 1998, 705,475 Common shares were issued.

      The Corporation repurchased 32,000 shares of its Common Stock in 1998 at an average price of $23.91 per share representing an average discount from net asset value of 16.5%. It may from time to time purchase Common or Preference Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock, available for optional stock distributions, or may be retired.


     3. INVESTMENT TRANSACTIONS -- The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 1998, excluding short-term investments, were $24,942,184 and $57,873,467, respectively.

                                     [ 16 ]

      As of December 31, 1998, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $308,268,511 and $6,518,376, respectively.

      4. OPERATING EXPENSES -- The aggregate remuneration paid during the year ended December 31, 1998 to officers and directors amounted to $1,157,005, of which $73,100 was paid as fees to directors who were not officers. Benefits to employees are provided through a profit sharing retirement plan. Contributions to the plan are made at the discretion of the Board of Directors, and each participant's benefits vest after three years. The amount contributed for the year ended December 31, 1998 was $89,366.

      5. AFFILIATES -- The Plymouth Rock Company, Inc., Southeast Publishing Ventures, Inc., Transport Corporation of America, Inc. and Watkins-Johnson Company are affiliates as defined in the Investment Company Act of 1940. The Corporation received dividends of $402,200 from affiliates during the year ended December 31, 1998. Unrealized appreciation related to affiliates decreased by $1,514,844 for the year 1998 to $34,338,766.

      6. RESTRICTED SECURITIES -- The Corporation from time to time invests in securities the resale of which is restricted. On December 31, 1998 such investments had an aggregate value of $37,672,173, which was equal to 7.9% of the Corporation's net assets. Investments in restricted securities at December 31, 1998, including acquisition dates and cost, were: Grumman Hill Investments, L.P., 9/11/85, $84,848; IXC Communications, Inc., 4/14/97, $1,112,879; The
Plymouth Rock Company, Inc., 12/15/82, $1,500,000 and 6/1/84, $699,986;
Southeast Publishing Ventures, Inc., 4/5/89, $5,200; and Steuart Petroleum Company, 6/8/93, $52,500. In general, the Corporation does not have the right to demand registration of the restricted securities. Unrealized appreciation related to restricted securities increased by $4,317,676 for the year 1998 to $34,216,760.


     7. YEAR 2000 READINESS DISCLOSURE (UNAUDITED) -- The Corporation could be adversely affected if computer systems used by the Corporation, the Corporation's principal service providers, or other entities that interact electronically with the Corporation or its service providers fail to properly process date-related information up to and following January 1, 2000. The Corporation has taken steps which it believes are reasonably designed to address the Year 2000 problem with respect to the computer systems it uses, to obtain assurances that its principal service providers, including the Corporation's Custodian and its Registrar and Transfer Agent, are preparing to be Year 2000 compliant, and to develop contingencies to address unexpected problems. However, at this time there can be no assurance that the steps being taken by the Corporation will be sufficient to avoid any adverse impact on the Corporation. For example, the Corporation's Custodian and its Registrar and Transfer Agent could be materially affected adversely if all of their vendors are not completely Year 2000 compliant, which could negatively affect the Corporation.


                                     [ 17 ]

     In addition, the Corporation could be adversely affected if the issuers of securities in which the Corporation is invested are negatively affected by the Year 2000 problem. For this reason the Corporation has taken steps reasonably designed to obtain assurances from such issuers that they are preparing to be Year 2000 compliant.


     The Corporation did not incur any material costs in addressing the Year 2000 problem in 1998, and it does not reasonably believe that it will incur any material costs in 1999.
                              ------------------
                             FINANCIAL HIGHLIGHTS



                                                1998         1997         1996         1995         1994
                                            ------------ ------------ ------------ ------------ -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ........   $  29.97     $  25.64     $  21.74     $  17.60    $  17.90
                                              --------     --------     --------     --------    --------
Net investment income .....................        .34          .29          .33          .37         .30
Net realized and unrealized gain on
  securities ..............................       3.11         6.51         5.28         5.76        1.08
                                              --------     --------     --------     --------    --------
     Total from investment operations .....       3.45         6.80         5.61         6.13        1.38
                                              --------     --------     --------     --------    --------
Less:
Dividends from net investment income*
   To Preference Stockholders .............        .05          .05          .06          .06         .07
   To Common Stockholders .................        .29          .34          .28          .33         .22
Distributions from capital gains*
   To Common Stockholders .................       1.65         2.08         1.37         1.60        1.39
                                              --------     --------     --------     --------    --------
     Total distributions ..................       1.99         2.47         1.71         1.99        1.68
                                              --------     --------     --------     --------    --------
Net asset value, end of year ..............   $  31.43     $  29.97     $  25.64     $  21.74    $  17.60
                                              ========     ========     ========     ========    ========
Per share market value, end of
  year ....................................   $  24.38     $  29.69     $  24.13     $  20.88    $  15.75
TOTAL INVESTMENT RETURN,
  MARKET(%) ...............................     (11.57)       35.60        22.35        45.65       12.30
TOTAL INVESTMENT RETURN,
  NAV(%) ..................................      13.75        26.08        25.97        34.59        8.62
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year(000) ..............   $476,464     $434,423     $356,686     $292,548    $226,639
Ratio of expenses to average net assets
  for Common(%) ...........................        .51          .53          .55          .62         .65
Ratio of net investment income to
  average net assets for Common(%) ........       1.09          .97         1.32         1.69        1.51
Portfolio turnover rate(%) ................       6.21        10.92         9.89         8.27       11.73

---------
* Computed on the basis of the Corporation's status as a "regulated investment company" for Federal income tax purposes.


                                     [ 18 ]

                         INDEPENDENT AUDITORS' REPORT


  TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

   CENTRAL SECURITIES CORPORATION


      We have audited the accompanying statement of assets and liabilities of Central Securities Corporation, including the statement of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


    Also, in our opinion, the information set forth for each of the years in the ten-year and two-year periods ended December 31, 1998 in the tables appearing on pages 4 and 5 is fairly stated in all material respects in relation to the financial statements from which it has been derived.


                                                 KPMG LLP




New York, NY
January 22, 1999

                                     [ 19 ]

                              BOARD OF DIRECTORS



DONALD G. CALDER                 DUDLEY D. JOHNSON
  President                        President
  G. L. Ohrstrom & Co., Inc.       Young & Franklin Inc.
  New York, NY                     Liverpool, NY
JAY R. INGLIS                    WILMOT H. KIDD
  Executive Vice President         President
  Holt Corporation
  New York, NY

                      C. CARTER WALKER, JR.
                         Washington, CT


                 OFFICERS
          WILMOT H. KIDD, President
CHARLES N. EDGERTON, Vice President and Treasurer
KAREN E. RILEY, Secretary
                 OFFICE
375 Park Avenue, New York, NY 10152
212-688-3011 www.centralsecurities.com
          CUSTODIAN
            UMB Bank, N.A.
  P.O. Box 419226, Kansas City, MO 64141-6226

          TRANSFER AGENT AND REGISTRAR
            First Chicago Trust Company, a Division of EquiServe
            P.O. Box 2500, Jersey City, NJ 07303-2500
          INDEPENDENT AUDITORS
            KPMG LLP
  345 Park Avenue, New York, NY 10154

                                     [ 20 ]